SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 7, 2001

                               WorldCom, Inc.
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            (Exact Name of Registrant as Specified in Its Charter)


                                    Georgia
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                (State or Other Jurisdiction of Incorporation)

             0-11258                                 58-1521612
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        (Commission File Number)              (IRS Employer Identification No.)

         500 Clinton Center Drive, Clinton, Mississippi         39056
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         (Address of Principal Executive Offices)             (Zip Code)

                                (601) 460-5600
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             (Registrant's Telephone Number, Including Area Code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

         On June 7, 2001, at the annual meeting of shareholders of WorldCom, Inc. ("WorldCom"), held at 500 Clinton Center Drive, Clinton, Mississippi, our shareholders approved a proposal to amend WorldCom's charter to effect a recapitalization that replaces our existing common stock with two new series of common stock that are intended to reflect, or track, the performance of our WorldCom group businesses and MCI group businesses, respectively. The WorldCom group stock is intended to track the separate performance of our data, Internet, international and commercial voice businesses. The MCI group stock is intended to track the performance of our consumer, small business, wholesale long distance, wireless messaging and dial-up Internet access businesses. Our shareholders also approved related proposals (1) amending the fair price provisions of our charter to reflect the tracking stock structure and (2) adopting the MCI Group 2001 Employee Stock Purchase Plan.

         As authorized by our board of directors and approved by our shareholders, we filed on June 7, 2001 an amendment to our articles of incorporation effecting the change of each share of our existing common stock into one share of WorldCom group stock and 1/25 of a share of MCI group stock. Both stocks are listed on the Nasdaq National Market: the WorldCom group stock trades under the symbol "WCOM" and the MCI group stock trades under the symbol "MCIT."

         On June 7, 2001, our board of directors approved, and WorldCom executed and delivered, a Restated Rights Agreement between WorldCom and The Bank of New York as Rights Agent, and declared a dividend on each share of WorldCom group stock of a right to purchase 1/1000 of a share of series 4 preferred stock at a purchase price described in the Restated Rights Agreement, and a dividend on each share of MCI group stock of a right to purchase 1/1000 of a share of series 5 preferred stock at a purchase price described in the Restated Rights Agreement. The dividend distribution was made on June 7, 2001 to shareholders of record on that date. A summary of the terms of the rights and the related series of preferred stock is set forth under "Rights Plan" in the description of the WorldCom group stock and the MCI group stock excerpted from our Registration Statement on Form S-4, as amended (No. 333-52920), which description is filed as an exhibit hereto.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

See attached Exhibit Index.

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




                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WORLDCOM, INC.


Date:  June 7, 2001                 By:  /s/ Scott D. Sullivan
                                        -----------------------------
                                    Name:  Scott D. Sullivan
                                    Title:  Chief Financial Officer

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


                                 EXHIBIT INDEX


EXHIBIT
NUMBER                  DESCRIPTION
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3.1            Restated ByLaws of WorldCom, Inc.

4.1            Articles of Amendment to the Second Amended and
               Restated Articles of Incorporation of WorldCom, Inc. (amending former Article Four by deleting the text thereof and substituting new Article Four).

4.2 Articles of Amendment to the Second Amended and Restated Articles of Incorporation of WorldCom, Inc. (amending former Article Eleven by deleting the text thereof and substituting new Article Eleven).

4.3 Second Amended and Restated Articles of Incorporation of WorldCom, Inc. (including preferred stock designations), as amended as of May 1, 2000.

4.4 Restated Rights Agreement dated as of June 7, 2001, between WorldCom and The Bank of New York, which includes the form of Certificate of Designations, setting forth the terms of the Series 4 Junior Participating Preferred Stock, par value $.01 per share, and the Series 5 Junior Participating Preferred Stock, par value $.01 per share, as Exhibit A, and the form of Rights Certificates as Exhibits B and C.

99.1           Press Release.

99.2 Description of WorldCom Inc.-WorldCom group common stock and WorldCom Inc.-MCI group common stock excerpted from WorldCom's Registration Statement on Form S-4, as amended (No. 333-52920).

99.3 Risk Factors related to the new tracking stock structure and to the businesses attributed to each of the WorldCom group and the MCI group excerpted from WorldCom's Registration Statement on Form S-4, as amended (No. 333-52920).


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